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                           EXHIBIT 24




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                       POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.


                                      /s/ Frank Borman


                                      Frank Borman
                                      (Print Name)

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                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November,1996.


                                      /s/ John L. Clendenin


                                       John L. Clendenin
                                      (Print name)

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                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.


                                      /s/ Johnnetta B. Cole


                                      Johnnetta B. Cole
                                      (Print name)

                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.


                                      /s/ Berry R. Cox


                                      Berry R. Cox
                                      (Print name)

                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.

                                      /s/ Milledge A. Hart, III


                                      Milledge A. Hart, III
                                      (Print name)

                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.


                                      /s/ Donald R. Keough


                                      Donald R. Keough
                                      (Print name)

                        POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Employee Stock Purchase Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of November, 1996.



                                      /s/ Kenneth G. Langone


                                      Kenneth G. Langone
                                      (Print name)